OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
Debtor In Possession Case #97-06084
Comparative Balance Sheet Information

                                               (UNAUDITED)    (UNAUDITED)                   (UNAUDITED)    (UNAUDITED)
                                              JUNE 30, 1999   MAY 31, 1999                 JUNE 30, 1999   MAY 31, 1999
                                                    ESD            ESD           CHANGE       CORPORATE      CORPORATE     CHANGE
                                              ------------------------------------------   ----------------------------------------
CURRENT ASSETS
Cash                                                27,425               -       27,425         133,606         28,488     105,118
Restricted cash held in escrow                   2,752,067       2,749,612        2,455                                          -
Accounts receivable
 A/R--trade                                     11,486,800      10,824,022      662,778               -              -           -
 A/R--interco                                            -               -            -               -              -           -
 A/R--employees                                     12,464           5,850        6,614               -              -           -
 A/R--supplemental                               1,261,071       1,367,675     (106,604)                                         -
 A/R--misc.                                         11,579          11,005          574       1,554,094      1,274,094     280,000
 Allowance for doubtful accounts                (1,797,900)     (1,900,887)     102,987      (1,076,094)    (1,076,094)          -
                                              ------------------------------------------   ----------------------------------------
   Accounts receivable, net                     10,974,014      10,307,665      666,349         478,000        198,000     280,000
                                              ------------------------------------------   ----------------------------------------
Costs and earnings in excess of billings         4,994,450       5,384,009     (389,559)                                         -
Prepaid expenses                                    54,125          70,418      (16,293)        239,187        310,176     (70,989)
Other current assets                                                                  -                                          -
                                              ------------------------------------------   ----------------------------------------
TOTAL CURRENT ASSETS                            18,802,081      18,511,704      290,377         850,793        536,664     314,129
                                              ------------------------------------------   ----------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                 2,504,303       2,497,448        6,855               -              -           -
 Automotive equipment                              974,407       1,116,385     (141,978)              -              -           -
 Office furniture and equipment                    989,641         976,124       13,517          34,872         34,872           -
 Leasehold improvements                            107,729         107,729            -               -              -           -
                                              ------------------------------------------   ----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                 4,576,080       4,697,686     (121,606)         34,872         34,872           -
 Accum. Depreciation                            (3,491,981)     (3,607,596)     115,615         (33,920)       (33,779)       (141)
                                              ------------------------------------------   ----------------------------------------
TOTAL PROPERTY & EQUIP., NET                     1,084,099       1,090,090       (5,991)            952          1,093        (141)
                                              ------------------------------------------   ----------------------------------------
Long-term accounts receivable - Other (Texas)            -           2,426       (2,426)              -              -           -
Reserve for Long-term accounts receivable                                             -                                          -
                                              ------------------------------------------   ----------------------------------------
 Long-term accounts receivable - Other
  (Texas), net                                           -           2,426       (2,426)              -              -           -
Other Assets                                       125,849         127,449       (1,600)         41,622         41,622           -
Investment & Intercompany in Subsidiaries                                             -      74,375,431     74,375,431           -
                                              ------------------------------------------   ----------------------------------------
TOTAL ASSETS                                    20,012,029      19,731,669      280,360      75,268,798     74,954,810     313,988
                                              ==========================================   ========================================

POST PETITION CURRENT LIABILITIES
 Accounts payable                                  537,694         575,103      (37,409)         31,697         28,663       3,034
 Line of Credit                                                                              24,100,477     23,547,852     552,625
 Accrued expenses, excluding bankruptcy costs      722,751         707,204       15,547          12,306         12,306           -
 Accrued bankruptcy costs                                                                     1,105,873        996,926     108,947
 Estimated claims against cash held in escrow    2,590,569       2,588,114        2,455               -              -           -
 Intercompany - BNYFC                            7,430,958       6,976,147      454,811     (17,645,804)   (17,196,722)   (449,082)
 Intercompany payables                                                                -               -              -           -
                                              ------------------------------------------   ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES         11,281,972      10,846,568      435,404       7,604,549      7,389,025     215,524
Intercompany Notes Payable                       9,202,397       9,202,397            -                                          -
Pre Petition Accounts Payable Preference
 Payments                                                                             -         145,142                    145,142
Pre Petition Liabilities                           969,759         969,759            -       2,637,103      2,637,103           -
Pre Petition Estimated Construction Claims                                            -                                          -
                                              ------------------------------------------   ----------------------------------------
 TOTAL LIABILITIES                              21,454,128      21,018,724      435,404      10,386,794     10,026,128     360,666
                                              ------------------------------------------   ----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                             121,289        121,289           -
Additional paid in capital                      14,557,677      14,557,677            -     128,204,630    128,204,630           -
Treasury Stock A-P-I-C                                                                         (562,506)      (562,506)          -
Retained earnings - prior                      (11,012,975)    (11,012,975)           -     (49,321,103)   (49,321,103)          -
Y-T-D net income pre petition                       (8,531)         (8,531)           -        (895,498)      (895,498)          -
Y-T-D net income post petition                  (4,978,270)     (4,823,226)    (155,044)    (12,664,808)   (12,618,130)    (46,678)
                                              ------------------------------------------   ----------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                     (1,442,099)     (1,287,055)    (155,044)     64,882,004     64,928,682     (46,678)
                                              ------------------------------------------   ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        20,012,029      19,731,669      280,360      75,268,798     74,954,810     313,988
                                              ==========================================   ========================================

              See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Balance Sheet Information

                                                  (UNAUDITED)     (UNAUDITED)                (UNAUDITED)      (UNAUDITED)
                                                 JUNE 30, 1999   MAY 31, 1999               JUNE 30, 1999    MAY 31, 1999
                                                   CONTINUING     CONTINUING                DISCONTINUED     DISCONTINUED
                                                   OPERATIONS     OPERATIONS     CHANGE      OPERATIONS       OPERATIONS     CHANGE
                                                 ----------------------------------------   ----------------------------------------
CURRENT ASSETS
Cash                                                  161,031         28,488     132,543               -          52,927    (52,927)
Restricted cash held in escrow                      2,752,067      2,749,612       2,455                                          -
Accounts receivable
 A/R--trade                                        11,486,800     10,824,022     662,778       3,814,327       3,815,152       (825)
 A/R--interco                                               -              -           -               -               -          -
 A/R--employees                                        12,464          5,850       6,614                                          -
 A/R--supplemental                                  1,261,071      1,367,675    (106,604)                                         -
 A/R--misc.                                         1,565,673      1,285,099     280,574               -               -          -
 Allowance for doubtful accounts                   (2,873,994)    (2,976,981)    102,987      (2,919,415)     (2,915,738)    (3,677)
                                                 ----------------------------------------   ----------------------------------------
   Accounts receivable, net                        11,452,014     10,505,665     946,349         894,912         899,414     (4,502)
                                                 ----------------------------------------   ----------------------------------------
Costs and earnings in excess of billings            4,994,450      5,384,009    (389,559)                                         -
Prepaid expenses                                      293,312        380,594     (87,282)          2,800           2,800          -
Other current assets                                        -              -           -               -               -          -
                                                 ----------------------------------------   ----------------------------------------
TOTAL CURRENT ASSETS                               19,652,874     19,048,368     604,506         897,712         955,141    (57,429)
                                                 ----------------------------------------   ----------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                    2,504,303      2,497,448       6,855           1,000           1,000          -
 Automotive equipment                                 974,407      1,116,385    (141,978)              -               -          -
 Office furniture and equipment                     1,024,513      1,010,996      13,517               -               -          -
 Leasehold improvements                               107,729        107,729           -               -               -          -
                                                 ----------------------------------------   ----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                    4,610,952      4,732,558    (121,606)          1,000           1,000          -
 Accum. Depreciation                               (3,525,901)    (3,641,375)    115,474               -               -          -
                                                 ----------------------------------------   ----------------------------------------
TOTAL PROPERTY & EQUIP., NET                        1,085,051      1,091,183      (6,132)          1,000           1,000          -
                                                 ----------------------------------------   ----------------------------------------
Long-term accounts receivable - Other (Texas)               -          2,426      (2,426)              -               -          -
Reserve for Long-term accounts receivable                   -              -           -                                          -
                                                 ----------------------------------------   ----------------------------------------
 Long-term accounts receivable - Other
  (Texas), net                                              -          2,426      (2,426)              -               -          -
Other Assets                                          167,471        169,071      (1,600)              -               -          -
Investment & Intercompany in Subsidiaries          74,375,431     74,375,431           -                                          -
                                                 ----------------------------------------   ----------------------------------------
TOTAL ASSETS                                       95,280,827     94,686,479     594,348         898,712         956,141    (57,429)
                                                 ========================================   ========================================

POST PETITION CURRENT LIABILITIES
 Accounts payable                                     569,391        603,766     (34,375)         60,109           8,314     51,795
 Line of Credit                                    24,100,477     23,547,852     552,625
 Accrued expenses, excluding bankruptcy costs         735,057        719,510      15,547           9,579           9,579          -
 Accrued bankruptcy costs                           1,105,873        996,926     108,947
 Estimated claims against cash held in escrow       2,590,569      2,588,114       2,455
 Intercompany - BNYFC                             (10,214,846)   (10,220,575)      5,729      10,214,846      10,220,575     (5,729)
 Intercompany payables                                      -              -           -               -               -          -
                                                 ----------------------------------------   ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES            18,886,521     18,235,593     650,928      10,284,534      10,238,468     46,066
Intercompany Notes Payable                          9,202,397      9,202,397           -       2,074,827       2,074,827          -
Pre Petition Accounts Payable Preference
 Payments                                             145,142              -     145,142               -               -          -
Pre Petition Liabilities                            3,606,862      3,606,862           -      12,168,899      12,168,899          -
Pre Petition Estimated Construction Claims                  -              -           -       2,000,000       2,000,000          -
                                                 ----------------------------------------   ----------------------------------------
 TOTAL LIABILITIES                                 31,840,922     31,044,852     796,070      26,528,260      26,482,194     46,066
                                                 ----------------------------------------   ----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                   121,289        121,289           -       5,454,120       5,454,120          -
Additional paid in capital                        142,762,307    142,762,307           -      39,347,007      39,347,007          -
Treasury Stock A-P-I-C                               (562,506)      (562,506)          -               -               -          -
Retained earnings - prior                         (60,334,078)   (60,334,078)          -     (51,671,367)    (51,671,367)         -
Y-T-D net income pre petition                        (904,029)      (904,029)          -        (941,907)       (941,907)         -
Y-T-D net income post petition                    (17,643,078)   (17,441,356)   (201,722)    (17,817,401)    (17,713,906)  (103,495)
                                                 ----------------------------------------   ----------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                        63,439,905     63,641,627    (201,722)    (25,629,548)    (25,526,053)  (103,495)
                                                 ----------------------------------------   ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           95,280,827     94,686,479     594,348         898,712         956,141    (57,429)
                                                 ========================================   ========================================

              See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Balance Sheet Information

                                                       (UNAUDITED)      (UNAUDITED)
                                                      JUNE 30, 1999    MAY 31, 1999
                                                         COMBINED        COMBINED
                                                           FINAL           FINAL        CHANGE
                                                      ------------------------------------------
CURRENT ASSETS
Cash                                                        161,031          81,415      79,616
Restricted cash held in escrow                            2,752,067       2,749,612       2,455
Accounts receivable
 A/R--trade                                              15,301,127      14,639,174     661,953
 A/R--interco                                                     -               -           -
 A/R--employees                                              12,464           5,850       6,614
 A/R--supplemental                                        1,261,071       1,367,675    (106,604)
 A/R--misc.                                               1,565,673       1,285,099     280,574
 Allowance for doubtful accounts                         (5,793,409)     (5,892,719)     99,310
                                                      ------------------------------------------
   Accounts receivable, net                              12,346,926      11,405,079     941,847
                                                      ------------------------------------------
Costs and earnings in excess of billings                  4,994,450       5,384,009    (389,559)
Prepaid expenses                                            296,112         383,394     (87,282)
Other current assets                                              -               -           -
                                                      ------------------------------------------
TOTAL CURRENT ASSETS                                     20,550,586      20,003,509     547,077
                                                      ------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                          2,505,303       2,498,448       6,855
 Automotive equipment                                       974,407       1,116,385    (141,978)
 Office furniture and equipment                           1,024,513       1,010,996      13,517
 Leasehold improvements                                     107,729         107,729           -
                                                      ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                          4,611,952       4,733,558    (121,606)
 Accum. Depreciation                                     (3,525,901)     (3,641,375)    115,474
                                                      ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                              1,086,051       1,092,183      (6,132)
                                                      ------------------------------------------
Long-term accounts receivable - Other (Texas)                     -           2,426      (2,426)
Reserve for Long-term accounts receivable                         -               -           -
                                                      ------------------------------------------
 Long-term accounts receivable - Other (Texas), net               -           2,426      (2,426)
Other Assets                                                167,471         169,071      (1,600)
Investment & Intercompany in Subsidiaries                         0               0           -
                                                      ------------------------------------------
TOTAL ASSETS                                             21,804,108      21,267,189     536,919
                                                      ==========================================

POST PETITION CURRENT LIABILITIES
 Accounts payable                                           629,500         612,080      17,420
 Line of Credit                                          24,100,477      23,547,852     552,625
 Accrued expenses, excluding bankruptcy costs               744,636         729,089      15,547
 Accrued bankruptcy costs                                 1,105,873         996,926     108,947
 Estimated claims against cash held in escrow             2,590,569       2,588,114       2,455
 Intercompany - BNYFC                                             -               -           -
 Intercompany payables                                            -               -           -
                                                      ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                  29,171,055      28,474,061     696,994
Intercompany Notes Payable                                        -               -           -
Pre Petition Accounts Payable Preference Payments           145,142               -     145,142
Pre Petition Liabilities                                 15,775,761      15,775,761           -
Pre Petition Estimated Construction Claims                2,000,000       2,000,000           -
                                                      ------------------------------------------
 TOTAL LIABILITIES                                       47,091,958      46,249,822     842,136
                                                      ------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                         121,289         121,289           -
Additional paid in capital                              124,465,227     124,465,227           -
Treasury Stock A-P-I-C                                     (562,506)       (562,506)          -
Retained earnings - prior                              (112,005,445)   (112,005,445)          -
Y-T-D net income pre petition                            (1,845,936)     (1,845,936)          -
Y-T-D net income post petition                          (35,460,479)    (35,155,262)   (305,217)
                                                      ------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                             (25,287,850)    (24,982,633)   (305,217)
                                                      ------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                 21,804,108      21,267,189     536,919
                                                      ==========================================

              See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
Debtor In Possession Case #97-06084
Comparative Statement of
   Operations Information

                                            (UNAUDITED)      (UNAUDITED)                  (UNAUDITED)     (UNAUDITED)
                                            MONTH ENDED      MONTH ENDED                  MONTH ENDED     MONTH ENDED
                                           JUNE 30, 1999    MAY 31, 1999                 JUNE 30, 1999    MAY 31, 1999
                                                ESD              ESD          CHANGE        CORPORATE       CORPORATE     CHANGE
                                           ------------------------------------------    ----------------------------------------
Sales                                        1,271,321       1,321,330       (50,009)             -               -            -
Cost of Sales                                  974,659         906,237        68,422              -               -            -
                                           ------------------------------------------    ----------------------------------------
  Gross Profit                                 296,662         415,093      (118,431)             -               -            -

Selling, General, and Administrative           415,914         351,794        64,120         85,098          81,200        3,898
                                           ------------------------------------------    ----------------------------------------
Income (Loss) From Operations                 (119,252)         63,299      (182,551)       (85,098)        (81,200)      (3,898)

Other Income (Expense):
 I/C Interest Income (Expense)                 (63,829)        (63,217)         (612)        63,829          63,217          612
 Interest Expense                                   (3)             (4)            1       (203,276)       (206,473)       3,197
 Interest Income                                     -               -             -                                           -
 Gain (loss) on Asset Disposition               26,649             500        26,149              -               -            -
 Other Expense                                   1,391               -         1,391        280,000          50,000      230,000
                                           ------------------------------------------    ----------------------------------------
  Total Other (Expense)                        (35,792)        (62,721)       26,929        140,553         (93,256)     233,809
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                  (155,044)            578      (155,622)        55,455        (174,456)     229,911
Bankruptcy Administrative Expenses                                                         (102,133)       (108,551)       6,418
                                           ------------------------------------------    ----------------------------------------
Net Income (Loss)                             (155,044)            578      (155,622)       (46,678)       (283,007)     236,329
                                           ==========================================    ========================================

              See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Statement of
   Operations Information

                                             (UNAUDITED)      (UNAUDITED)                 (UNAUDITED)      (UNAUDITED)
                                             MONTH ENDED      MONTH ENDED                 MONTH ENDED      MONTH ENDED
                                            JUNE 30, 1999    MAY 31, 1999                JUNE 30, 1999    MAY 31, 1999
                                              CONTINUING      CONTINUING                  DISCONTINUED    DISCONTINUED
                                              OPERATIONS      OPERATIONS     CHANGE        OPERATIONS      OPERATIONS      CHANGE
                                            -----------------------------------------    ------------------------------------------
Sales                                          1,271,321      1,321,330      (50,009)               0               0            0
Cost of Sales                                    974,659        906,237       68,422                0               0            0
                                            -----------------------------------------    ------------------------------------------
  Gross Profit                                   296,662        415,093     (118,431)               0               0            0

Selling, General, and Administrative             501,012        432,994       68,018                0               0            0
                                            -----------------------------------------    ------------------------------------------
Income (Loss) From Operations                   (204,350)       (17,901)    (186,449)               0               0            0

Other Income (Expense):
 I/C Interest Income (Expense)                         0              0            0                0               0            0
 Interest Expense                               (203,279)      (206,477)       3,198                0               0            0
 Interest Income                                       0              0            0                                             0
 Gain (loss) on Asset Disposition                 26,649            500       26,149                -               0            0
 Other Expense                                   281,391         50,000      231,391         (103,495)         (1,661)    (101,834)
                                            -----------------------------------------    ------------------------------------------
  Total Other (Expense)                          104,761       (155,977)     260,738         (103,495)         (1,661)    (101,834)
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                     (99,589)      (173,878)      74,289         (103,495)         (1,661)    (101,834)
Bankruptcy Administrative Expenses              (102,133)      (108,551)       6,418                0               0            0
                                            -----------------------------------------    ------------------------------------------
Net Income (Loss)                               (201,722)      (282,429)      80,707         (103,495)         (1,661)    (101,834)
                                            =========================================    ==========================================

              See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Statement of
   Operations Information

                                             (UNAUDITED)         (UNAUDITED)
                                             MONTH ENDED         MONTH ENDED
                                            JUNE 30, 1999        MAY 31, 1999
                                               COMBINED            COMBINED
                                                 FINAL               FINAL       CHANGE
                                            ---------------------------------------------
Sales                                         1,271,321            1,321,330     (50,009)
Cost of Sales                                   974,659              906,237      68,422
                                            ---------------------------------------------
  Gross Profit                                  296,662              415,093    (118,431)

Selling, General, and Administrative            501,012              432,994      68,018
                                            ---------------------------------------------
Income (Loss) From Operations                  (204,350)             (17,901)   (186,449)

Other Income (Expense):
 I/C Interest Income (Expense)                        0                    0           0
 Interest Expense                              (203,279)            (206,477)      3,198
 Interest Income                                      0                    0           0
 Gain (loss) on Asset Disposition                26,649                  500      26,149
 Other Expense                                  177,896               48,339     129,557
                                            ---------------------------------------------
  Total Other (Expense)                           1,266             (157,638)    158,904
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                   (203,084)            (175,539)    (27,545)
Bankruptcy Administrative Expenses             (102,133)            (108,551)      6,418
                                            ---------------------------------------------
Net Income (Loss)                              (305,217)            (284,090)    (21,127)
                                            =============================================

              See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
Debtor in Possession Case # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                           (UNAUDITED)      (UNAUDITED)
                                                                           MONTH ENDED      MONTH ENDED
                                                                          JUNE 30, 1999    MAY 31, 1999      CHANGE
                                                                          -------------    ------------   ------------
Cash flows from operating activities:
  Net loss                                                                   ($305,217)     ($284,090)      ($21,127)

  Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
      Depreciation                                                              53,608         56,881         (3,273)
      Write off of accounts receivable                                           2,426              0          2,426
      (Gain) / Loss on sale of property and equipment                          (26,649)             0        (26,649)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                        (941,847)       524,399     (1,466,246)
      Costs in excess of billings                                              389,559        257,054        132,505
      Prepaids & other assets                                                   87,282       (183,333)       270,615
     Increase (decrease) in:
      Accounts payable                                                          17,420       (104,548)       121,968
      Accrued expenses                                                         124,494       (315,156)       439,650
      Other net changes in assets and liabilities                                1,600        (14,902)        16,502
                                                                          -------------    -----------    -----------
        Total adjustments                                                     (292,107)       220,395       (512,502)
                                                                          -------------    -----------    -----------
        Net cash provided by (used in) operating activities                   (597,324)       (63,695)      (533,629)

Cash flows from investing activities:
     Proceeds from sale of equipment                                                 0              0              0
     Additions to property and equipment                                       (20,827)       (90,545)        69,718
                                                                          -------------    -----------    -----------
       Net cash provided by (used in) investing activities                     (20,827)       (90,545)        69,718

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                          552,625         77,635        474,990
  (Reduction) Increase of pre-petition liabilities                             145,142              0        145,142
                                                                          -------------    -----------    -----------
      Net cash provided by (used in) financing activities                      697,767         77,635        620,132
                                                                          -------------    -----------    -----------
Net increase (decrease) in cash                                                 79,616        (76,605)       156,221

Cash at beginning of period                                                     81,415        158,020        (76,605)
                                                                          -------------    -----------    -----------
Cash at end of period                                                         $161,031        $81,415        $79,616
                                                                          =============    ===========    ===========

              See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
June 30, 1999 Financial Reporting Information


Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of June 30, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $23,547,852. Omega successfully renegotiated continuance of debtor-in-possession financing through October 31, 1999.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

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Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the Corporate balance sheet of $478,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998 totaling $148,000. The funds are held in escrow pending determination of the amount of the tax lien asserted by Texas tax authorities. $275,000 represents an amount receivable from two different insurance lawsuit settlements. The balance, $55,000 represents a receivable from an investment.

Pre-Petition Accounts Payable Preference Claims

Beginning in June 1999, Omega began collecting pre-petition preference receipts which are accounted for on the long-term liabilities section of the Corporate balance sheet. The total collected as of month end was $145,142.